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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                FORM 8-K/A NO. 2


                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934




         Date of Report (Date of earliest event reported): July 28, 2000




                          SCB COMPUTER TECHNOLOGY, INC.
             (Exact name of registrant as specified in its charter)




           TENNESSEE                    000-27694              62-1201561
 (State or other jurisdiction          (Commission           (IRS Employer
     of  incorporation)                File Number)       Identification Number)



       3800 FOREST HILL - IRENE ROAD, MEMPHIS, TENNESSEE          38125
            (Address of principal executive offices)            (Zip Code)


       Registrant's telephone number, including area code: (901) 754-6577


                                       N/A
          (Former name or former address, if changed since last report)

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         Technology Management Resources, Inc., a subsidiary of SCB Computer
Technology, Inc. (the "Company"), recently sold substantially all of its assets to MAXIMUS, Inc. This transaction was reported on a Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission on May 15, 2000 (the "Original Form 8-K"). This amendment is being filed to amend Item 7(b) of the Original Form 8-K in its entirety.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(b) Pro forma financial information

The following unaudited pro forma condensed consolidated balance sheet as of January 31, 2000 is presented as if the transaction had occurred as of that date. The unaudited pro forma condensed consolidated statements of operations for the nine months ended January 31, 2000 and the year ended April 30, 1999 are presented as if the transaction had occurred as of May 1, 1999 and May 1, 1998, respectively.

The pro forma adjustments represent, in the opinion of management, all adjustments necessary to present the Company's pro forma results of operations and financial position in accordance with Article 11 of Regulation S-X and are based upon available information and certain assumptions considered reasonable under the circumstances.

The pro forma condensed consolidated financial statements should be read in conjunction with the Company's unaudited condensed consolidated financial statements and notes thereto included in the Company's Quarterly Report on Form 10-Q/A for the period ended January 31, 2000 and the audited consolidated financial statements and notes thereto included in the Company's Annual Report on Form 10-K/A for the year ended April 30, 1999. The pro forma information may not necessarily be indicative of what the Company's results of operations or financial position would have been had the transaction been in effect as of and for the periods presented, nor is such information necessarily indicative of the Company's results of operations or financial position for any future period or date.





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SCB Computer Technology, Inc.
Pro Forma Condensed Consolidated Balance Sheet (Unaudited)


                                                                  January 31, 2000
                                                   ----------------------------------------------
                                                                      Pro Forma
                                                     Historical      Adjustments      Pro Forma
                                                   -------------    ------------    -------------
ASSETS
CURRENT ASSETS:
CASH AND CASH EQUIVALENTS                          $   1,497,382              --        1,497,382
                                                   -------------    ------------    -------------
ACCOUNTS RECEIVABLE:
   Trade, net of allowance for doubtful accounts      30,188,156              --       30,188,156
   Other current assets                               12,194,930              --       12,194,930
                                                   -------------    ------------    -------------
Total current assets                                  43,880,468              --       43,880,468
EQUIPMENT UNDER OPERATING LEASES                       8,107,067              --        8,107,067
FIXED ASSETS:
   Buildings                                             992,427              --          992,427
   Furniture, fixtures, and equipment                 34,166,781        (258,959)(a)   33,907,822
   Accumulated depreciation                          (11,990,027)         46,037 (a)  (11,943,990)
                                                   -------------    ------------    -------------
                                                      23,169,181        (212,922)      22,956,259
   Land                                                  209,912              --          209,912
                                                   -------------    ------------    -------------
Total fixed assets                                    23,379,093        (212,922)      23,166,171
                                                   -------------    ------------    -------------
OTHER ASSETS:
   Investment in Direct Financing Leases              12,993,238              --       12,993,238
   Goodwill, net of accumulated amortization          46,991,287      (8,524,261)(a)   38,467,026
   Other                                               2,049,767       1,000,000 (b)    3,049,767
                                                   -------------    ------------    -------------
Total other assets                                    62,034,292      (7,524,261)      54,510,031
                                                   -------------    ------------    -------------
Total Assets                                       $ 137,400,920    $ (7,737,183)   $ 129,663,737
                                                   =============    ============    =============

LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES:
   Accounts payable-trade                          $   3,925,697              --        3,925,697
   Accrued expenses                                    6,949,531        (229,827)(b)    6,719,704
   Notes payable                                      11,974,289              --       11,974,289
   Current portion of long term debt                  10,790,000              --       10,790,000
   Current portion of capital lease obligation           808,035              --          808,035
   Deferred revenue                                    1,313,775              --        1,313,775
   Accrued federal and state income taxes                     --         429,358 (c)      429,358
                                                   -------------    ------------    -------------
Total current liabilities                             35,761,327         199,531       35,960,858
                                                   -------------    ------------    -------------
NOTES PAYABLE - NON-RECOURSE                          15,479,501              --       15,479,501
LONG-TERM DEBT                                        27,422,219      (8,770,173)(b)   18,652,046
OTHER LONG-TERM LIABILITIES                            3,852,966              --        3,852,966
                                                   -------------    ------------    -------------
Total Liabilities                                     82,516,013      (8,770,173)      37,984,513
                                                   -------------    ------------    -------------
SHAREHOLDERS' EQUITY                                  54,884,907         833,459 (c)   55,718,366
                                                   -------------    ------------    -------------
Total Liabilities and Shareholders' Equity         $ 137,400,920    $ (7,737,183)   $ 129,663,737
                                                   =============    ============    =============


See accompanying notes




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SCB Computer Technology, Inc.
Pro Forma Condensed Consolidated Statement of Operations (Unaudited)

                                                            Nine-month period ended January 31, 2000
                                                 ---------------------------------------------------------------
                                                                                   Pro Forma
                                                  Historical      Disposition(d)   Adjustment        Pro Forma
                                                 -------------    --------------   -----------     -------------
Revenue                                          $ 124,441,074      $ 5,856,857             --     $ 118,584,217
Cost of services                                    91,234,919        4,011,564             --        87,223,355
Provision for contract losses                          848,751               --             --           848,751
                                                 -------------      -----------    -----------     -------------
Gross profit                                        32,357,404        1,845,293             --        30,512,111

Selling, general and administrative expenses        29,054,683        1,372,492             --        27,682,191
TVA settlement and severance payments                       --               --             --                --
Impairment of assets                                        --               --             --                --
                                                 -------------      -----------    -----------     -------------
Income from operations                               3,302,721          472,801             --         2,829,920

Other income (expenses)
   Interest income                                          --            1,328             --            (1,328)
   Interest expense                                 (2,886,821)              --        594,000 (e)    (2,292,821)
   Other, net                                          180,929               --             --           180,929
                                                 -------------      -----------    -----------     -------------
   Total other income (expenses)                    (2,705,892)           1,328        594,000        (2,113,220)
                                                 -------------      -----------    -----------     -------------
Income before income taxes                             596,829          474,129        594,000           716,700

Income tax expense                                     274,065          161,204        237,600 (e)       350,461
                                                 -------------      -----------    -----------     -------------
Net Income                                       $     322,764      $   312,925    $   356,400     $     366,239
                                                 =============      ===========    ===========     =============
Net income (loss) per share - basic              $        0.01                                     $        0.01
                                                 =============                                     =============
Net income (loss) per share - diluted            $        0.01                                     $        0.01
                                                 =============                                     =============
Weighted average number of common
    shares - basic                                  24,711,807                                        24,711,807
                                                 =============                                     =============
Weighted average number of common
    shares - diluted                                24,711,807                                        24,711,807
                                                 =============                                     =============


See accompanying notes



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Pro Forma Condensed Consolidated Statement of Operations (Unaudited)

                                                                Fiscal Year ended April 30, 1999
                                                 -----------------------------------------------------------------
                                                                                     Pro Forma
                                                  Historical      Disposition(d)     Adjustment        Pro Forma
                                                 -------------    --------------     -----------     -------------
Revenue                                          $ 152,015,861      $ 6,572,316               --     $ 145,443,545
Cost of services                                   107,178,352        4,256,900               --       102,921,452
Provision for contract losses                        1,800,000               --               --         1,800,000
                                                 -------------      -----------      -----------     -------------
Gross profit                                        43,037,509        2,315,416               --        40,722,093

Selling, general and administrative expenses        30,990,998        1,108,117               --        29,882,881
TVA settlement and severance payments                2,700,000               --               --         2,700,000
Impairment of assets                                 3,950,000               --               --         3,950,000
                                                 -------------      -----------      -----------     -------------
Income from operations                               5,396,511        1,207,299               --         4,189,212

Other income (expenses)
   Interest income                                     159,484           12,047               --           147,437
   Interest expense                                 (3,494,112)         (18,352)              --        (3,475,760)
   Other, net                                         (119,655)              --          792,000 (e)       672,345
                                                 -------------      -----------      -----------     -------------
   Total other income (expenses)                    (3,454,283)          (6,305)         792,000        (2,655,978)
                                                 -------------      -----------      -----------     -------------
Income before income taxes                           1,942,228        1,200,994          792,000         1,533,234

Income tax expense
   Current                                           1,975,758          456,907          316,800 (e)     1,835,651
   Deferred (benefit)                               (1,106,837)              --               --        (1,106,837)
                                                 -------------      -----------      -----------     -------------
Total income tax expense                               868,921          456,907          316,800           728,814
                                                 -------------      -----------      -----------     -------------
Net Income                                       $   1,073,307      $   744,087      $   475,200     $     804,420
                                                 =============      ===========      ===========     =============
Net Income per share - basic                     $        0.04                                       $        0.03
                                                 =============                                       =============
Net Income per share - diluted                   $        0.04                                       $        0.03
                                                 =============                                       =============
Weighted average number of common
    shares - basic                                  24,683,000                                          24,683,000
                                                 =============                                       =============
Weighted average number of common
    shares assuming conversion - diluted            24,921,000                                          24,921,000
                                                 =============                                       =============


See accompanying notes



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Notes to Pro Forma Condensed Consolidated Financial Statements (Unaudited)

The accompanying pro forma condensed consolidated financial statements give effect to the following pro forma adjustments necessary to reflect the sale of substantially all of TMR's assets as if the transaction occurred at the date indicated in the introduction:

(a)      Represents the elimination of TMR's assets sold.

(b)      Represents the use of cash proceeds from TMR sale of $10.0 million.

(c) Represents the gain, net of taxes, on the sale of TMR's assets as if the transaction had occurred on January 31, 2000. The gain of $1,262,817 was not included in these pro forma consolidated statements of income.

(d)      Represents the TMR results of operations.

(e) Represents the reduction in interest expense resulting from the use of cash proceeds to reduce debt.




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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:   July 28, 2000


                                    SCB COMPUTER TECHNOLOGY, INC.



                                    By: /s/ Michael J. Boling
                                        ----------------------------------------
                                        Michael J. Boling
                                        Executive Vice President - Finance and
                                        Chief Financial Officer







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